Exhibit 99.2


                                PLEDGE AGREEMENT
                                ----------------

       PLEDGE AGREEMENT, dated as of March 6, 2003, made by KROLL INC., a Delaware corporation (together with its successors and permitted assigns, the "Company"), and those Domestic Subsidiaries of the Company which are parties to this Agreement (together with the Company, the "Pledgors") to FLEET NATIONAL BANK, a national banking association organized under the laws of the United States (the "Lender") (as amended, supplemented or otherwise modified from time to time, this "Agreement").

       WHEREAS, pursuant to that certain Credit Agreement, dated as of March 6, 2003, between the Company and the Lender (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), the Lender has agreed to make Loans to the Company, and to issue Letters of Credit, upon the terms and subject to the conditions set forth therein; and

       WHEREAS, the Pledgors are the record and beneficial owners of (i) such number of the issued and outstanding shares of capital stock of each corporation listed on Exhibit A attached hereto, which Exhibit A lists all subsidiaries of the Company or of any Domestic Subsidiary (the "Subsidiaries"), other than Immaterial Subsidiaries, some of which corporations are organized under the laws of a state or commonwealth of the United States ("Domestic Subsidiaries") and some of which are not ("Foreign Subsidiaries"), all as indicated on said Exhibit A, and (ii) certain other securities as described herein; and

       WHEREAS, it is a condition to the obligation of the Lender to make its Loans to the Company and to issue Letters of Credit under the Credit Agreement, that the Pledgors shall have executed and delivered this Agreement to the Lender;

       NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE 1.
                                   DEFINITIONS

       Capitalized terms used herein and not otherwise defined shall have the meanings assigned by the Credit Agreement. As used in this Agreement the following terms have the following meanings (terms defined in the singular to have a correlative meaning when used in the plural and vice versa):

             "Collateral" shall mean the Pledged Stock, the Senior Unsecured Note, the iJET Securities and the Proceeds.

            "iJET Securities" shall mean (1) the 2,297,090 shares of Series B Convertible Preferred Stock of iJET Travel Intelligence, Inc. ("iJET") issued to the Company, (2) the Non-Transferable Warrant, dated August, 2002, for purchase by Kroll Information Services, Inc. of up to 1,069,660 shares, subject to ratable reduction as set forth in the warrant, of common stock of iJET and (3) the Warrant, dated August, 2002, for the purchase by Kroll Information Services, Inc. of up to 1,510,034 shares of common stock of iJET.

            "Pledged Stock" shall mean all of the Pledgors' now existing and hereafter arising interests in and to (i) all of the capital stock and other equity securities of the Domestic Subsidiaries (other than Immaterial Subsidiaries), and (ii) 65% of the capital stock and other equity securities of the First-Tier Foreign Subsidiaries (other than Immaterial Subsidiaries) (and any option, rights and other securities convertible into or granting the right to purchase or exchange for any capital stock or other equity securities of such Subsidiaries), whether now existing or owned or hereafter created or acquired, wherever located, including substitutions, accessions, additions and replacements thereto and thereof, together with all instruments, stock certificates and other documents evidencing ownership thereof.

            "Pledged Subsidiary" shall mean each Subsidiary whose shares of capital stock and other equity securities constitute Pledged Stock.

            "Proceeds" shall mean all "proceeds" as such term is defined in the UCC and, in any event, shall include, without limitation, all dividends, distributions, profits, payments and other amounts, howsoever denominated, derived from the Pledged Stock, the iJET Securities, and the Senior Unsecured Note, collections thereon and distributions with respect thereto.

            "Stock Certificate" shall mean a certificate evidencing ownership of any Pledged Stock or iJET Securities.

            "Senior Unsecured Note" shall mean the 7% Senior Unsecured Note in the amount of $40,000,000 payable by Kroll Laboratory Specialists, Inc. to KCMS, Inc. as assignee of Laboratory Specialists of America, Inc.

                                   ARTICLE 2
                           GRANT OF SECURITY INTEREST

       Section 2.01. Grant of Security Interest. As security for the payment and performance of Pledgors' Obligations, each Pledgor hereby grants to the Lender, a continuing security interest in and a general lien upon the Collateral.

                                    ARTICLE 3
            REPRESENTATIONS, WARRANTIES AND COVENANTS OF PLEDGORS

       Each Pledgor hereby represents and warrants to, and covenants and agrees with, the Lender that:

       Section 3.01. Title; No Other Liens. Except for the Lien granted to the Lender pursuant to this Agreement, such Pledgor owns each item of the Collateral free and clear of any and all Liens or claims of others. Such Pledgor is the sole legal, record and beneficial owner of, and has good and marketable title to, the Senior Unsecured Note, Pledged Stock and the iJET Securities in its name. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as may have been filed in favor of the Lender pursuant to this Agreement. Except as otherwise indicated

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

therein, such Pledgor owns no interest in any Subsidiary (other than Immaterial Subsidiaries) other than the interests evidenced by the Stock Certificates listed on Exhibit A and, with respect to Foreign Subsidiaries (other than Immaterial Subsidiaries), the interests not pledged hereunder as indicated on Exhibit A.

       Section 3.02. Pledged Stock. As of the date hereof, the shares of the Pledged Stock listed on Exhibit A constitute all of the issued and outstanding shares of capital stock and other equity securities of the Pledged Subsidiaries, except as otherwise indicated therein. No shares of capital stock or other equity securities have been issued by the Pledged Subsidiaries that is not evidenced by a Stock Certificate listed on Exhibit A, except as otherwise indicated therein. All of the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable. Other than as indicated on Exhibit A, there are no options, rights or other securities convertible into or granting the right to purchase or exchange for any capital stock or other equity securities of any of the Pledged Subsidiaries that are outstanding on the date hereof.

       Section 3.03. Perfected First Priority Liens. Upon the delivery of the Stock Certificates listed on Exhibit A, the certificates evidencing the iJET Securities, and the Senior Unsecured Note, accompanied by appropriate instruments of transfer executed in blank, the Liens granted pursuant to this Agreement shall constitute perfected Liens on the Collateral in favor of the Lender which are prior to all other Liens on the Collateral created by such Pledgor.

       Section 3.04. Locations of Offices; Change of Locations and Names. The address of the principal place of business and chief executive office of such Pledgor is set forth on Schedule 3.04. Such Pledgor shall not change (x) its principal place of business or chief executive office, or (y) its name, identity or corporate structure, to such an extent that any financing statement filed by the Lender in connection with this Agreement would become seriously misleading, unless (i) such Pledgor shall have given the Lender at least ten (10) days' prior written notice, (ii) if necessary and if requested by Lender within such 10-day period, such Pledgor shall have executed and delivered such financing statements and other agreements, instruments, certificates and other documents, and taken such other actions, as may be necessary or desirable, in the opinion of the Lender, to perfect or preserve the Liens created by this Agreement, (iii) any necessary financing statements shall have been duly filed under the UCC of each jurisdiction necessary or desirable to perfect or preserve the Liens created by this Agreement in favor of the Lender and (iv) such change will not, assuming the actions listed in clauses (ii) and (iii) are taken, impair in any respect the grant, perfection or priority of the Liens created by this Agreement.

       Section 3.05. Further Assurances; Financing Statements. At any time and from time to time, such Pledgor shall, and shall cause the Pledged Subsidiaries owned by such Pledgor to, at its own cost and expense, execute and deliver to the Lender such financing statements pursuant to the UCC, or amendments or continuations thereof, and such other agreements, instruments, certificates and other documents, and take such other actions, as may be necessary or desirable, in the opinion of the Lender, to further evidence, effect or perfect, or preserve the grant, perfection or priority of, the Liens created by this Agreement, or to otherwise effectuate the purposes of this Agreement. To the extent permitted by applicable Law, such Pledgor hereby authorizes the Lender to execute and file at any time or times one or more financing statements pursuant to the UCC with respect to any or all of the Collateral with or without the signature of such Pledgor. Such Pledgor hereby agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement shall be sufficient as a financing statement.

       Section 3.06. Disposition of Collateral. Except as expressly permitted by a Facility Document or with the prior written consent of the Lender, such Pledgor shall not sell, lease, assign, transfer or otherwise dispose of any of the Collateral.

       Section 3.07. Reports. Such Pledgor shall report, in form and substance satisfactory to the Lender, such information as the Lender shall have requested in its reasonable discretion from time to time regarding the Collateral owned by such Pledgor.

       Section 3.08. Former Names. All corporate or fictitious names, and tradenames used by such Pledgor or by which such Pledgor has been known during the preceding five years are set forth on Schedule 3.08.

       Section 3.09. Delivery and Marking of Certain Collateral. Such Pledgor shall, upon the request of the Lender, (i) deliver and pledge to the Lender, duly endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Lender may request, any and all instruments, documents, Stock Certificates and chattel paper which are included in the Collateral and (ii) if necessary to perfect a security interest of the Lender, keep and stamp or otherwise mark any and all documents and its books and records relating to the Collateral to evidence this Agreement and the Liens granted hereby.

       Section 3.10. Notices. Such Pledgor shall advise the Lender promptly, in reasonable detail, at its address set forth in the Credit Agreement, of any Lien (other than a Permitted Lien) on, or claim asserted against, any of the Collateral.

             Section 3.11. Certain Additional Covenants.

       (a) If such Pledgor shall, as a result of its ownership of the Collateral, become entitled to receive or shall receive any Stock Certificate (including, without limitation, any Stock Certificate issued pursuant to a stock dividend or a distribution in connection with any reclassification or increase or reduction of capital, or any Stock Certificate issued in connection with any reorganization) or any other certificate evidencing any Collateral, such Pledgor shall accept the same as the agent of the Lender, hold the same in trust for the Lender and deliver the same forthwith to the Lender in the exact form received, duly endorsed by such Pledgor to the Lender, if required, together with an undated stock power covering such Stock Certificate or other certificate duly executed in blank by such Pledgor to be held by the Lender, subject to the terms hereof, as additional Collateral. Any sums paid upon or in respect of the Pledged Stock or the iJET Securities upon the liquidation or dissolution of any Pledged Subsidiary or iJET and any payment of any or all of the principal amount of the Senior Unsecured Note shall be paid over to the Lender to be held as additional Collateral, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or the iJET Securities or the Senior Unsecured Note or any property shall be distributed upon or with respect to the Pledged Stock or the iJET Securities or the Senior Unsecured Note pursuant to the recapitalization or reclassification of the capital of the Pledged Subsidiaries or iJET or pursuant to the reorganization thereof, the capital or property so distributed shall be delivered to the Lender to be held as additional Collateral. If any such capital or property so paid or distributed shall be received by such Pledgor, such Pledgor shall, until such capital or property is paid or delivered to the Lender, hold such capital or property in trust for the Lender, segregated from other funds of such Pledgor, as additional Collateral, except as otherwise provided in Article 4 hereof.

       (b) Except as otherwise provided in the Facility Documents, such Pledgor shall not vote to enable, or take any other action to permit, the Pledged Subsidiaries to issue any capital stock or other equity securities or to issue any options, rights or other securities convertible into or granting the right to purchase or exchange for any capital stock or other equity securities of such Pledged Subsidiaries. Such Pledgor shall defend the right, title and interest of the Lender in and to the Collateral against the claims and demands of all Persons whomsoever.

       (c) In the event that such Pledgor shall acquire any other interest in any of the Pledged Subsidiaries or shall acquire any equity interest in any other Subsidiary (other than Immaterial Subsidiaries), directly or indirectly, prior to the Termination Date, then at such time, and at such Pledgor's cost and expense, such Pledgor shall (i) grant to the Lender the same rights in such after-acquired interests as are granted to the Lender herein with respect to the Collateral and (ii) execute and deliver such modifications to this Agreement and to all other documents to the extent required to be delivered as set forth in
Section 7.09 of the Credit Agreement.

                                   ARTICLE 4
                   CASH DIVIDENDS AND PAYMENTS; VOTING RIGHTS

      Notwithstanding anything to the contrary contained herein, unless an Event of Default shall have occurred and be continuing, the Pledgors shall be permitted to receive all cash dividends paid by the Pledged Subsidiaries or iJET in respect of the Pledged Stock and the iJET Securities and all cash interest paid in respect of the Senior Unsecured Note, and to exercise all voting, consensual and corporate rights with respect to the Pledged Stock and the iJET Securities, provided, however, that no vote shall be cast or corporate right exercised or other action taken which could reasonably be expected to impair in any respect the grant, perfection or priority of the Liens created hereby, or which would be inconsistent with or result in any violation of any provision of this Agreement or any other Facility Document.


                                   ARTICLE 5
                        RIGHTS AND REMEDIES UPON DEFAULT

      If an Event of Default shall occur and be continuing, the Lender shall have all of the following rights and remedies, in addition to all other rights and remedies set forth in other sections of this Agreement, in the other Facility Documents, or provided by applicable law or in equity or otherwise:

            Section 5.01. Rights Under UCC. Notwithstanding anything to the contrary contained herein, in addition to all of the rights and remedies contained in this Agreement, in the other Facility Documents, or provided by applicable law or in equity or otherwise, the Lender shall have all rights and remedies of a secured party under the UCC.

       Section 5.02. Action Pending Disposition. Until the Lender is able to effect a sale or other disposition of the Collateral, the Lender shall have the right to use or take such action with respect to the Collateral, or any part thereof, as it deems appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by the Lender.

       Subject to Section 7.02, the Lender shall have no obligation to any Pledgor to maintain or preserve the rights of such Pledgor as against third parties with respect to the Collateral while the Collateral is in the possession of the Lender. The Lender may, if it so elects, seek the appointment of a receiver or keeper to take possession of the Collateral and to enforce any of the Lender's remedies with respect to such appointment without prior notice or hearing.

       Section 5.03. Dividends and Voting Rights. (a) If an Event of Default shall occur and be continuing and the Lender shall give notice of its intent to exercise such rights to each Pledgor, (i) the Lender shall have the right to receive any and all dividends and other distributions paid in respect of the Pledged Stock or the iJET Securities and make application thereof to the Obligations as provided in Section 10.04 of the Credit Agreement, and (ii) all shares of the Pledged Stock and the iJET Securities shall be registered in the name of the Lender or its nominee, and the Lender or its nominee may thereafter (unless such Event of Default shall be cured or waived) exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock or the iJET Securities at any meeting of shareholders of the Pledged Subsidiaries, iJET or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock or the iJET Securities as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock or the iJET Securities upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the Pledged Subsidiaries or iJET, or upon the exercise by the Pledgors or the Lender of any right, privilege or option pertaining to such shares of the Pledged Stock or the iJET Securities, and in connection therewith, the right to deposit and deliver any and all of the Stock Certificates with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it.

       (b) The rights of the Lender hereunder shall not be conditioned or contingent upon the pursuit by the Lender of any right or remedy against the Pledged Subsidiaries or iJET or against any other Person which may be or become liable in respect of all or any part of the Obligations or against any Collateral, guarantee therefor or right of offset with respect thereto.

       Section 5.04. Remedies. After the occurrence of an Event of Default and during its continuance, the Lender may forthwith collect, receive, appropriate, and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Lender or elsewhere upon such


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

terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by Law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Pledgor, which right or equity is hereby waived and released. The Lender shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Lender hereunder, including, without limitation, reasonable attorneys' fees and expenses, to the payment in whole or in part of the Obligations, in such order as provided in Section 10.04 of the Credit Agreement. To the extent permitted by applicable Law, each Pledgor waives all claims, damages and demands it may acquire against the Lender arising out of the exercise of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten days before such sale or other disposition.

       Section 5.05. Sale Rights; Private Sales. (a) Each Pledgor recognizes that the Lender may be unable to effect a public sale of any or all the Pledged Stock or the iJET Securities, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers that will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such private sale may result in terms less favorable to such Pledgor and the Lender than if such sale were a public sale and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Lender shall be under no obligation to delay a sale of any of the Pledged Stock or the iJET Securities for the period of time necessary to permit any Pledged Subsidiary or iJET to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Pledged Subsidiary or iJET would agree to do so.

       (b) Each Pledgor further agrees to use commercially reasonable efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock or the iJET Securities pursuant to this Agreement valid and binding and in compliance with any and all other applicable Laws of any and all Governmental Authorities having jurisdiction over any such sale or sales, all at such Pledgor's cost and expense. Each Pledgor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Lender, that the Lender has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Pledgor, and to the fullest extent permitted by applicable law, such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred or is continuing.

       Section 5.06. Power of Attorney. To enable the Lender to effect any sale or other disposition, after the occurrence of an Event of Default and during its continuance, each Pledgor hereby makes, constitutes and appoints the Lender as its true and lawful attorney, in its name, place and stead, and for its account and risk, to make, execute and deliver any and all assignments or other agreements, instruments, certificates and other documents which the Lender may deem necessary or desirable to effectuate the authority hereby conferred by signing such Pledgor's name only or by signing the same as its attorney-in-fact, as may be deemed by the Lender to be necessary or desirable in connection with any sale or other disposition of all or any part of the Collateral. The foregoing power of attorney is coupled with an interest and shall be a continuing one and irrevocable until the Termination Date.

       Section 5.07. Waiver of Bond. In connection with the foregoing remedies, each Pledgor and the Lender hereby waive the posting of any bond which might otherwise be required.

       Section 5.08. Waiver of Claims. To the extent permitted by applicable Law, each Pledgor waives all claims, damages and demands that it may acquire against the Lender arising out of the exercise by it of any rights hereunder, except to the any extent such claims, damages and demands arise solely from the gross negligence or willful misconduct of the Lender. The Lender may exercise all rights and remedies contained in this Agreement, in the other Facility Documents, or provided by applicable law or in equity or otherwise, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by Law and/or expressly provided herein or under the Credit Agreement or the other Facility Documents) to or upon such Pledgor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived).

       Section 5.09. Irrevocable Authorization and Instruction to Pledged Subsidiaries. Each Pledgor hereby irrevocably authorizes and instructs the Pledged Subsidiaries to comply with any instruction received by it from the Lender in writing in connection with this Agreement, without any other or further instructions from such Pledgor, and such Pledgor agrees that such Pledged Subsidiaries shall be fully protected in so complying.

                                   ARTICLE 6
                                LENDER'S EXPENSES

            The Pledgors shall be liable to the Lender for any documented costs and expenses (including, without limitation, all reasonable fees and disbursements of counsel to the Lender) incurred by the Lender which may arise under, out of, or in connection with, this Agreement, the Note or any other Facility Document; and any and all sums, costs and expenses which the Lender may pay or incur pursuant to the provisions of this Agreement or in defending, protecting or enforcing the Liens granted herein or otherwise in connection with the provisions hereof; in each case including without limitation (i) all search, filing and recording fees and expenses, (ii) all fees and expenses for the service and filing of papers, fees of marshals, sheriffs, custodians, auctioneers and others, travel expenses, court costs and collection charges, and
(iii) all fees and expenses, appraisal fees, taxes, levies and reasonable attorneys' and accountants' fees and expenses (x) in connection with the repossession, holding, preparation for sale and sale of the Collateral, (y) with respect to, or resulting from any delay in paying, any and all excise, sales or


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

other taxes which may be payable or determined to be payable with respect to any of the Collateral, or (z) with respect to, or resulting from, any delay in complying with any requirement of Law applicable to any of the Collateral; and all such liabilities shall be part of the Obligations; provided, however, it is agreed that no Pledgor is responsible for costs and expenses incurred by Lender in connection with the preparation and administration of this Agreement or any other Facility Document except as otherwise provided in any other Facility Document.


                                   ARTICLE 7
                                  MISCELLANEOUS

       Section 7.01. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

       Section 7.02. Limitation on Duties Regarding Preservation of Collateral. The Lender's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under the UCC or otherwise, shall be to deal with it in the same manner as the Lender deals with similar Property for its own account. Neither the Lender, nor any of its respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Pledgor or otherwise.

       Section 7.03. Payment of Dollars. Each Pledgor shall make any payment required to be made hereunder in lawful money of the United States of America and in immediately available funds to the Lender.

       Section 7.04. Amendments and Waivers; Remedies Cumulative. Except as otherwise expressly provided in this Agreement, subject to Section 12.01 of the Credit Agreement, any provision of this Agreement may be amended or modified only by an instrument in writing signed by the Pledgors and the Lender, and any provision of this Agreement applicable to the Pledgors may be waived by the Lender. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof or preclude any other or further exercise thereof or the exercise of any other right.

       All remedies set forth in this Agreement and the other Facility Documents, or provided at law or in equity, are cumulative.

       Section 7.05. Survival. The obligations of the Pledgors under Article 6 shall survive the termination of this Agreement.

       Section 7.06. Joint and Several. The obligations of the Debtors hereunder shall be joint and several.

       Section 7.07. Assignment; Participations. This Agreement shall be binding upon, and shall inure to the benefit of, the Pledgors, the Lender and their respective successors and assigns,

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


and, except as otherwise provided in the Facility Documents, no Pledgor may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lender. Without limiting the generality of the foregoing, the Lender may assign or transfer all or any portion of its rights and obligations under any Facility Document, including without limitation this Agreement, to the extent provided in and subject to the terms of the Credit Agreement, to any other Person, and such other Person shall thereupon become vested with all of the rights and obligations in respect thereof granted to Lender herein.

       Without limiting the generality of the foregoing, each Pledgor hereby acknowledges that the Lender may sell, grant or assign participation interest(s) in the Revolving Credit Note and in Lender's rights and obligations in respect of the Facility Documents, including without limitation this Agreement, on the terms and conditions set forth in the Credit Agreement. In the event that Lender shall sell, grant or assign such participation interest(s), subject to the provisions of the Credit Agreement, (i) Lender may, in its sole discretion, disclose financial and other information to prospective participant(s) with respect to the Pledgors, (ii) each Pledgor shall cooperate with Lender in connection with any such participation and shall execute any and all documents which may be necessary or desirable, in Lender's or such participant's judgment, to effectuate any such participation(s), and (iii) each representation and agreement made by the Pledgors in this Agreement and the other Facility Documents to which it is a party shall run to the benefit of such participant(s).

       Section 7.08. Notices. All notices, requests and demands to or upon the Pledgors or the Lender shall be given in accordance with Section 12.06 of the Credit Agreement to the address set forth therein, or, if no address is set forth therein, to the address set forth therein for notices to the Company.

       Section 7.09. Setoff. Each Pledgor agrees that, in addition to (and without limitation of) any right of setoff, banker's lien or counterclaim a Lender may otherwise have, the Lender shall be entitled, at its option, (after the occurrence of and during the continuance of an Event of Default) to offset balances (general or special, time or demand, provisional or final) held by it for the account of such Pledgor at Lender's Lending Office, in Dollars or in any other currency, against any amount payable by such Pledgor to the Lender under this Agreement which is not paid when due (regardless of whether such balances are then due to such Pledgor), in which case it shall promptly notify such Pledgor thereof; provided that such Lender's failure to give such notice shall not affect the validity thereof. Payments by the Pledgors under any Facility Document shall be made without setoff or counterclaim.

       Section 7.10. JURISDICTION; IMMUNITIES. EACH OF THE PLEDGORS AND THE LENDER HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY NEW YORK STATE OR UNITED STATES FEDERAL COURT SITTING IN NEW YORK COUNTY OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER FACILITY DOCUMENT TO WHICH IT IS A PARTY, AND EACH OF THE PLEDGORS AND THE LENDER HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURT. EACH OF THE PLEDGORS AND THE LENDER IRREVOCABLY CONSENT TO THE

SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE METHODS AND IN THE MANNER PROVIDED FOR IN SECTION 12.06 OF THE CREDIT AGREEMENT. EACH OF THE PLEDGORS AND THE LENDER AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. THE PLEDGORS AND THE LENDER FURTHER WAIVE ANY OBJECTION TO VENUE IN SUCH STATE AND ANY OBJECTION TO AN ACTION OR PROCEEDING IN SUCH STATE ON THE BASIS OF FORUM NON CONVENIENS. THE PLEDGORS FURTHER AGREE THAT ANY ACTION OR PROCEEDING BROUGHT AGAINST THE LENDER SHALL BE BROUGHT ONLY IN A NEW YORK STATE OR UNITED STATES FEDERAL COURT SITTING IN NEW YORK COUNTY.

       EACH OF THE PLEDGORS AND THE LENDER WAIVE ANY RIGHT IT MAY HAVE TO JURY TRIAL.

       Nothing in this Section shall affect the right of the Lender or any Pledgor to serve legal process in any other manner permitted by law or affect the right of the Lender or any Pledgor to bring any action or proceeding in the courts of any other jurisdictions.

       To the extent that any Pledgor or the Lender has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether from service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its Property, such Pledgor or the Lender hereby irrevocably waives to the fullest extend permitted by law such immunity in respect of its obligations under this Agreement and the other Facility Documents to which it is a party.

       Section 7.11. Headings. The headings and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Agreement.

       Section 7.12. Severabilitv. The provisions of this Agreement are intended to be severable. If for any reason any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

       Section 7.13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

       Section 7.14. WAIVER OF CERTAIN DAMAGES. EXCEPT AS PROHIBITED BY LAW THE PLEDGORS AND LENDER HEREBY EACH WAIVE ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES

OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE PLEDGORS AND LENDER EACH CERTIFY THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE LENDER OR PLEDGORS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER OR PLEDGORS WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE LENDER AND PLEDGORS TO ACCEPT THIS AGREEMENT AND ENTER INTO THE TRANSACTIONS CONTEMPLATED UNDER THE CREDIT AGREEMENT.

       Section 7.15. Termination. This Agreement shall terminate when the Obligations (as defined in the Credit Agreement) have been indefeasibly paid in full and the Lender's obligations to make Loans under the Credit Agreement have terminated. The Obligations contained herein with respect to any Pledgor shall terminate if such Pledgor either ceases to be a Pledgor or becomes an Immaterial Subsidiary in accordance with the provisions of the Credit Agreement.

       Section 7.16. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart.















                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have duly executed this Pledge Agreement as of the date first written above.

                              KROLL INC.


                              By: /s/ Michael G. Cherkasky
                                 -----------------------------------------
                              Name:   Michael G. Cherkasky
                              Title:  Chief Executive Officer and President


                              FINANCIAL RESEARCH, INC.
                              KCMS, INC.
                              KROLL ASSOCIATES, INC.
                              KROLL CRISIS MANAGEMENT GROUP, INC.
                              KROLL ELECTRONIC RECOVERY, INC.
                              KROLL HOLDINGS, INC.
                              KROLL ZOLFO COOPER HOLDINGS, INC.
                              LABORATORY SPECIALISTS OF AMERICA, INC.
                              L.A.M.B. ACQUISITION, INC.
                              U.S. HOLDING, INC.


                              By: /s/ Michael G. Cherkasky
                                 ------------------------------------------
                              Name:   Michael G. Cherkasky
                              Title:  President


                             KROLL ZOLFO COOPER LLC

                             By:      KROLL INC., member


                             By: /s/ Michael G. Cherkasky
                                -------------------------------------------
                             Name:   Michael G. Cherkasky
                             Title:  Chief Executive Officer and President


                             KROLL ONTRACK INC.
                             ONTRACK DATA RECOVERY, INC.


                             By:  /s/ Michael G. Cherkasky
                                 ------------------------------------------
                             Name:    Michael G. Cherkasky
                             Title:   Chief Executive Officer


                   [FIRST SIGNATURE PAGE TO PLEDGE AGREEMENT]

                                  CORPLEX INC.


                              By:  /s/ Jeffrey Schlanger
                                 -----------------------------------
                              Name:    Jeffrey Schlanger
                              Title:   President



                                 CRUCIBLE, INC.


                              By:  /s/ J. Kelly McCann
                                 ------------------------------------
                              Name:    J. Kelly McCann
                              Title:   President



                              INPHOTO SURVEILLANCE, INC.


                              By:  /s/ A. Michael Rosen
                                 ------------------------------------
                              Name:    A. Michael Rosen
                              Title:   Vice President



                              KROLL BACKGROUND AMERICA, INC.


                              By:  /s/ Michael Shmerling
                                 ------------------------------------
                              Name:    Michael Shmerling
                              Title:   President



                              KROLL LABORATORY SPECIALISTS, INC.


                              By:  /s/ Michael Petrullo
                                 -----------------------------------
                              Name:    Michael Petrullo
                              Title:   President



                   [SECOND SIGNATURE PAGE TO PLEDGE AGREEMENT]

                              KROLL LINDQUIST AVEY, INC.


                              By:  /s/ Michael Beber
                                 ------------------------------
                              Name:    Michael Beber
                              Title:   Vice President



                              KROLL SCHIFF & ASSOCIATES, INC.


                              By:  /s/ Gary Schiff
                                 ------------------------------
                              Name:    Gary Schiff
                              Title:   President




                              LENDER:
                               FLEET NATIONAL BANK


                              By:  /s/ Michael M. Dwyer
                                  -----------------------------
                              Name     Michael M. Dwyer
                              Title:   Senior Vice President






                   [THIRD SIGNATURE PAGE TO PLEDGE AGREEMENT]

                           ACKNOWLEDGMENT AND CONSENT

      Each Pledged Subsidiary hereby acknowledges receipt of a copy of this document and agrees to bound by and to comply with the terms of this Pledge Agreement.

                              FINANCIAL RESEARCH, INC.
                              KA de MEXICO S. de R.L. de C.V.
                              KCMS, INC.
                              KROLL ASSOCIATES, INC.
                              KROLL ASSOCIATES (ASIA) LIMITED
                              KROLL ASSOCIATES UK LIMITED
                              KROLL CRISIS MANAGEMENT GROUP, INC.
                              KROLL ELECTRONIC RECOVERY, INC.
                              KROLL HOLDINGS, INC.
                              KROLL HOLDINGS ARGENTINA SA
                              KROLL INFORMATION SERVICES, INC.
                              KROLL INTERNATIONAL, INC.
                              KROLL LINDQUIST AVEY, CO.
                              KROLL HOLDINGS LTD.
                              KROLL ONTRACK LTD.
                              KROLL ZOLFO COOPER HOLDINGS, INC.
                              LABORATORY SPECIALISTS OF AMERICA, INC.
                              L.A.M.B. ACQUISITION, INC.
                              L.A.M.B. ACQUISITION II, INC.
                              U.S. HOLDING, INC.


                              By:  /s/ Michael G. Cherkasky
                                  ---------------------------------
                              Name:    Michael G. Cherkasky
                              Title:   President

                             KROLL ZOLFO COOPER LLC

                              By:      KROLL INC., member


                              By:  /s/ Michael G. Cherkasky
                                  ----------------------------------
                              Name:    Michael G. Cherkasky
                              Title:   Chief Executive Officer and President

                               KROLL ONTRACK INC.
                              ONTRACK DATA RECOVERY, INC.


                              By:  /s/ Michael G. Cherkasky
                                  ----------------------------------
                              Name:    Michael G. Cherkasky
                              Title:   Chief Executive Officer



             [FIRST SIGNATURE PAGE TO ACKNOWLEDGMENT AND CONSENT]

                                  CORPLEX INC.


                              By:  /s/ Jeffrey Schlanger
                                  --------------------------------
                              Name:    Jeffrey Schlanger
                              Title:   President



                                 CRUCIBLE, INC.


                              By:  /s/ J. Kelly McCann
                                  ---------------------------------
                              Name:    J. Kelly McCann
                              Title:   President



                              INPHOTO SURVEILLANCE, INC.


                              By:  /s/ A. Michael Rosen
                                  ---------------------------------
                              Name:    A. Michael Rosen
                              Title:   Vice President



                              KROLL BACKGROUND AMERICA, INC.


                              By:  /s/ Michael Shmerling
                                  ---------------------------------
                              Name:    Michael Shmerling
                              Title:   President



                              KROLL LABORATORY SPECIALISTS, INC.


                              By:  /s/ Michael Petrullo
                                 ----------------------------------
                              Name:    Michael Petrullo
                              Title:   President



            [SECOND SIGNATURE PAGE TO ACKNOWLEDGMENT AND CONSENT]

                              KROLL LINDQUIST AVEY, INC.


                              By:  /s/ Michael Beber
                                  ---------------------------------
                              Name:    Michael Beber
                              Title:   Vice President




                              KROLL SCHIFF & ASSOCIATES, INC.


                              By:  /s/ Gary Schiff
                                  ----------------------------------
                              Name:    Gary Schiff
                              Title:   President




                              KROLL ONTRACK GmbH


                              By:  /s/ Benjamin Allen
                                  ----------------------------------
                              Name:    Benjamin Allen
                              Title:   President








              [THIRD SIGNATURE PAGE TO ACKNOWLEDGMENT AND CONSENT]